UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

March 15, 2004

Cable Design Technologies Corporation

(Exact name of registrant as specified in charter)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Roselle Road

Schaumburg, IL 60195

(Address of Principal Executive Offices, including Zip Code)

(847) 230-1900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Items 5.  Other Events

Cable Design Technologies Corporation (the “Company”) wishes to disclose the following risk factors relating to the Company and its business, which are intended to update and supplement the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2003:

Risk Factors

The Company’s reports filed from time to time pursuant to the Securities Exchange Act of 1934 include certain forward-looking statements. Like any company subject to a competitive and changing business environment, the Company cannot guarantee the results predicted in any of the Company’s forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:

If companies in the U.S. and abroad spend less on network infrastructure, information technology and telecommunications equipment, our net sales and net income could decrease. Our ability to sell our products is largely dependent on the amount spent by companies in the U.S. and abroad on information technology and on building or reconfiguring their network infrastructure. Over the past few years many companies have significantly reduced their information technology budgets, and construction activity that necessitates the building or modification of network infrastructures has slowed considerably. In the event that these marketplaces do not improve, or if they were to get worse, we could suffer decreased sales and net income (or net losses) and be required to enact further restructurings. Such events could, among other things, have a negative impact on our net sales and cash flow.

Because we operate in markets that experience rapid technological change, certain of our products could become obsolete or marketplaces in which we sell could become more competitive. Many of the markets that we serve are characterized by rapid technological change. We believe that our future success will depend in part upon our ability to enhance existing products and to develop or acquire new products that meet or anticipate such changes. The failure to successfully introduce new or enhanced products on a timely and cost-competitive basis could cause our market share to decrease. At the same time, however, the introduction of new or enhanced products tends to have the effect of reducing the prices at which we can sell some of our existing product lines, which may harm our net sales and profitability.

If our network cable products do not meet various industry standards, our net sales could decrease. Many industry standards, particularly for newer high bandwidth cable products, are still being developed. In the event we are unable to meet such standards when adopted, or if the implementation of such standards was delayed, our sales of our products could decrease, as our customers are likely to purchase competing products that meet these standards.

Fiber optic and wireless technologies could lessen the demand for our copper based cable products. A significant decrease in the cost and complexity of installation of fiber optic systems, or increase in the cost of copper based systems, could make fiber optic systems superior on a price performance basis to copper systems and may decrease the demand for our copper based products. Also, wireless technology, as it relates to premise network and communication systems, may represent a threat to both copper and fiber optic cable based systems by reducing the need for premise wiring. While we sell fiber optic cable and components and cable that is used in certain wireless applications, if fiber optic systems or wireless technology were to significantly erode the markets for copper based systems or, in the case of wireless technology, fiber optic based systems, our sales of fiber optic and wireless products may not be sufficient to offset any decrease in sales or profitability of other products that may occur.

Price fluctuations or shortages of raw materials could decrease our sales and net income. Copper is a principal raw material purchased by us and our sales could decrease if we were unable to obtain adequate supplies of copper. Significant fluctuations in the price of copper or other raw materials could have a negative effect on our business since our costs could increase. We generally do not engage in hedging transactions for copper or other raw materials and we may not be able to pass on increases in the price of copper and other raw materials to our customers. The inability of suppliers to supply raw materials used in our production could also significantly impact have a material adverse effect on our ability to produce products, and thus our sales, until a replacement supplier is found or substitute materials are approved for use.

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Our business is subject to the economic and political risks of maintaining facilities and selling products in foreign countries. During fiscal 2003, 47% of our sales were in markets outside the United States. Our operating results could be negatively impacted by significant fluctuations in the value of the U.S. dollar against foreign currencies or by the enactment of exchange controls or foreign governmental or regulatory restrictions on the transfer of funds. Furthermore, our foreign operations are subject to risks inherent in maintaining operations abroad such as economic and political destabilization, international conflicts, restrictive actions by foreign governments, nationalizations and adverse foreign tax laws.

Significant pricing pressures from our competitors could result in a decrease in our net sales, margins and net income. We are subject to competition from a substantial number of international and regional competitors, some of which have greater financial, engineering, manufacturing and other resources than we do. Our competitors can be expected to continue to improve the design and performance of their products and to introduce new products with competitive price and performance characteristics. Also, such competitive markets have in the past, including during fiscal 2003, placed significant pricing pressures on most products we manufacture. Such competitive pricing pressures could continue and result in a decrease in our net sales, margins and net income.

Potential environmental, product, warranty or other liabilities could adversely impact our financial position. Risk of environmental, product and warranty liabilities, and other costs associated therewith, are inherent in the nature of our business. Although we do not currently know of any material environmental, product or warranty liabilities, such costs may arise in the future.

Losing the services of key personnel or adverse relations with employees could adversely affect the operations of our business. Our continued success depends on the efforts and abilities of our executive officers and other key employees. The loss of any of our executive officers or other key employees could adversely affect our efficiency and profitability. In addition, in connection with the relocation of our principal executive officers and the corporate financial organization to Schaumburg, Illinois and the creation of a shared services organization, we may experience disruption or other issues if we are unable to staff key positions in our new offices or prematurely lose the services of employees who have elected not to relocate or who are not being moved to the shared services organization. Our ability to attract and retain quality employees in all disciplines is important to our future success.

Our profitability and sales could decrease if our distributors were to consolidate or become insolvent. While we deal with many distributors, there are a number of significant distributors in the U.S. Any consolidation or insolvency of these distributors could potentially have adverse effects, including reduced ability to access the end marketplace and, in the case of distributors’ insolvency, credit exposure related to amounts due from these distributors.

We may not be able to successfully identify, finance or integrate acquisitions. Growth through acquisition has been, and is expected to continue to be, an important part of our strategy. We cannot assure you that we will be successful in identifying, financing and closing acquisitions at favorable prices and terms. Potential acquisitions may require us to obtain additional or new financing, and such financing may not be available on terms acceptable to us, or at all. Further, we may be unsuccessful in integrating any such acquisitions that are completed. Integration of any such acquisitions may require substantial management, financial and other resources and may pose risks with respect to production, customer service and market share of existing operations. In addition, we may acquire businesses that are subject to technological or competitive risks, and we may not be able to realize the benefits expected from such acquisitions.

Anti-takeover provisions could delay or prevent a change in control or adversely impact the price of our common stock. Provisions of our Rights Plan and our certificate of incorporation, and provisions of the Delaware General Corporation Law could each have the effect of deterring hostile takeovers or delaying, deterring or preventing a change in control of the Company, including transactions in which stockholders might otherwise receive a premium for their shares over current market prices.

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